Exhibit 10.17

			Ordinary Labor Contract
			For Indefinite Time Period

Ministry of Labor
and Social Security
National Institute of Labor
			Contract Code	0	1

Registry Seal of the Office of the National Institute of Employment (INEM).

Social Security	Code	Number	Dig. Contr.
Registration Number
(Social Security Account)	xx	xxxxxx	xx
For the Firm
Regime of Social Security

Mr./Ms (1): CLEMENTE GONZALEZ AZPEITIA	National ID:	xxxxxxxxx	Position (1):	GENERAL DIRECTOR
Name or registered name: BELMAC LABORATORIES S.A Tax code/number: 78964038 Economic Activity: FAP. ESP. FARM. AAE
Personal Domicile: Montearagon Street, 9	City: Madrid	Postal code: 28033	Number: 108
Business Domicile: Montearagon Street, 9	City: Madrid	Postal code: 28033	Number: 57

Mr./Ms.: ADOLFO HERRERA MALAGA	Social Security Number: xxxxxxxxxxxxx	Level of Education: Code
Date of Birth: 1-04-1960	National ID: xxxxxxxxx	Domicile: XXXXXXXXXXX

With the legal assistance in your case of

License number                                                                      , in his/her capacity as (2)

DECLARE

That the conditions necessary to create the present labor contract are met and therefore [the parties] agree to formalize the agreement with the following conditions:

CLAUSES
GENERAL ADJUNCT DIRECTOR

First.-  The employee will lend his/her services as (3)

with the professional category of DIRECTOR at the headquarters located at MONTEARAGON STREET, MADRID, SPAIN

Second.- The work schedule shall be            FORTY           hours per week from MONDAY to FRIDAY               with vacation time as legally established or as convenient.

Third.-  The employee shall receive a total compensation of 13,000,000                         pesetas (4) ANNUALLY                 that shall be distributed in the following method (5)                             BASE SALARY PLUS SUPPLEMENTS

Fourth.- The duration of the present contract shall be INDEFINITE, starting from the business day and there shall be established a
trial period of (6)	2-12-98

(1)          Director, General, …. Etc.

(2)          Father, mother, or legal representative.

(3)          Indicate the profession

(4)          Daily, weekly, monthly.

(5)          Base salary, supplemental salaries, bonuses.

(6)          In any case, one must respect Article 14.1 of the Consolidated Text of the Law of Workers, approved by the legislature 1/1995, March 24 (B.O.E. March 24)

(7)          Minimum of thirty natural days

Fifth.-  The duration of annual vacations shall be (7) THIRTY NATURAL DAYS

Sixth.-  Areas not foreseen or covered under this contract shall be decided by current law, particularly the law contained in the Consolidated Text of the Law of Workers.

Seventh.-  The present contract shall be registered in the National Institute of Employment (INEM) SANTAMARCA- MADRID

ADDITIONAL CLAUSES

First.-  The company shall establish a premium for achieving objectives where the amount, form of payment, and objectives shall be fixed by set criteria.

Second.-  The annual compensation shall be prorated in 12 monthly installments.

And for the record the contract shall be drawn up in triplicate and in the place and date indicated as follows, signed by the interested parties.

In MADRID on the TWELFTH of FEBRUARY 1998
The employee		The representative of the Firm,	The legal representative
		of the firm	of the minor, if applicable
BELMAC LABORATORIES, S.A.

Signed:	/s/ Adolfo Herrera	Signed:	/s/ Clemente Gonzalez Azpeitia